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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

            Date of Report (Date earliest event reported) May 7, 1997

                                 INTERIORS, INC.
             (exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                       0-23702                 13-3590047
              (Commission File Number) (IRS Employer Identification
                                        Number)

                320 Washington Street, Mt. Vernon, New York 10553
               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code:(914) 665-5400

                                 Not Applicable

          (Former name or former address, if changed since last report)


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Item 5.           Other Events.

         Extension of Expiration Date of Class WA Warrants

         On May 7, 1997, the Board of Directors of Interiors, Inc., a Delaware corporation (the "Registrant") by resolution extended the expiration date of the Registrant's Class WA Warrants for twelve (12) months to June 22, 1998. The Class WA Warrants allow the holders thereof to purchase one (1) share of the Registrant's Class A Common Stock and one (1) Class WB Warrant. Class WB Warrants are in turn exercisable for one (1) share of the Registrant's Class A Common Stock.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                            INTERIORS, INC.


                                            By: /s/Max Munn
                                                --------------------
                                                Max Munn
                                                President

Dated:   May 9, 1997